UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2019

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	KEG	New York Stock Exchange
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 27, 2019, Key Energy Services, Inc. (“Key” or the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the NYSE had determined to commence proceedings to delist the Company’s common stock (the “Common Stock”) from the NYSE as a result of the Company’s failure to maintain an average global market capitalization over a consecutive 30 trading-day period of at least $15 million pursuant to Rule 802.01B of the NYSE Listed Company Manual. The NYSE also suspended trading in the Common Stock effective immediately.

The NYSE stated that it will apply to the Securities and Exchange Commission (the “SEC”) to delist the Common Stock upon completion of all applicable procedures, including any appeal by the Company of the NYSE’s delisting determination. The Company does not intend to appeal the delisting determination.

The Company anticipates that the Common Stock will begin trading on the OTC Pink marketplace under the symbol “KEGX”. The Company can provide no assurance that the Common Stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock on this market, whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market or whether quotes for the Common Stock will continue on this market in the future.

The transition to over-the-counter markets will not affect the Company’s business operations or its SEC reporting requirements and does not conflict with or cause an event of default under any of Key’s material debt or other agreements.

A copy of the Company’s press release, dated November 27, 2019, regarding the receipt of the letter from the NYSE is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1        Press Release dated November 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: November 27, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary